SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[ ] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                          EXTENDED SYSTEMS INCORPORATED
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

EXPLANATORY NOTE:

These materials include a revised form of proxy card that is first being mailed to stockholders on or about November 5, 2003. There are no other revisions or amendments to the Definitive Proxy Statement previously filed by the Registrant.


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[Extended Systems logo]

EXTENDED SYSTEMS INCORPORATED               VOTE BY INTERNET - www.proxyvote.com
5777 NORTH MEEKER AVENUE                    Use the Internet to transmit your
BOISE, ID 83713                             voting instructions and for
                                            electronic delivery of information
                                            up until 11:59 P.M. Eastern Time the
                                            day before the cut-off date or
                                            meeting date. Have your proxy card
                                            in hand when you access the web
                                            site.

                                            VOTE BY PHONE - 1-800-690-6903
                                            Use any touch-tone telephone to
                                            transmit your voting instructions up
                                            until 11:59 P.M. Eastern Time the
                                            day before the cut-off date or
                                            meeting date. Have your proxy card
                                            in hand when you call and then
                                            follow the simple instructions the
                                            Vote Voice provides you.

                                            VOTE BY MAIL -
                                            Mark, sign and date your proxy card
                                            and return it in the postage-paid
                                            envelope we've provided or return to
                                            Extended Systems Incorporated, c/o
                                            ADP, 51 Mercedes Way, Edgewood, NY
                                            11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                     EXTND1   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

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EXTENDED SYSTEMS INCORPORATED

A VOTE FOR PROPOSALS 1, 2, 3, 4, 5, 6 AND 7 ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

Vote On Directors

1.     Proposal to elect the following:
       Class II Directors to serve for a three-year term                For     Against   Abstain
       expiring in 2006: Nominees:

       (1a) John M. Russell                                             / /       / /      / /

       (1b) Robert Frankenberg                                          / /       / /      / /

       (1c) Ralph Godfrey                                               / /       / /      / /

2. Class I Directors to serve for a two-year term expiring in 2005: Nominees:

       (2a) James R. Bean                                               / /       / /      / /

       (2b) Jody B. Olson                                               / /       / /      / /

3.     Class III Director to serve for a one-year term expiring
       in 2004: Nominee: Archie Clemins                                 / /       / /      / /

Vote On Proposals

4.     Proposal to approve an amendment to the Extended
       Systems Incorporated 1998 Stock Plan to increase
       the number of shares of common stock reserved for
       issuance thereunder by 725,000.                                  / /       / /      / /

5.     Proposal to approve an amendment to the Extended
       Systems Incorporated 1998 Director Option Plan
       including an increase in the number of shares of common
       stock reserved for issuance thereunder by 125,000.               / /       / /      / /

6.     Proposal to approve an amendment to the Extended
       Systems Incorporated 2001 Approved Share Option
       Scheme to increase the number of shares of common
       stock reserved for issuance thereunder by 25,000.                / /       / /      / /

7.     Proposal to ratify the appointment of
       PricewaterhouseCoopers LLP as Extended Systems'
       independent accountants.                                         / /       / /      / /

Please sign this Proxy exactly as your name appears on Extended Systems' books. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and, where more than one name appears, a majority must sign. If a corporation, this signature should be that of any authorized officer, who should state his or her title.

----------------------------------  ----------     --------------------------------- ----------------


----------------------------------  ----------     ---------------------------------  ----------------
Signature [PLEASE SIGN WITHIN BOX]  Date           Signature (Joint Owners)           Date

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                                      PROXY

                          EXTENDED SYSTEMS INCORPORATED

    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 11, 2003

          This proxy is solicited on behalf of the Board of Directors of Extended Systems Incorporated

The undersigned, having received notice of the meeting and the proxy statement, and revoking all prior proxies, hereby appoint(s) Charles W. Jepson, in his capacity as President and Chief Executive Officer of Extended Systems, and Karla
K. Rosa, in her capacity as Vice President of Finance and Chief Financial Officer of Extended Systems, and each of them, attorney or attorneys of the undersigned (with full power of substitution) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of Extended Systems Incorporated, to be held at the Extended Systems' Executive Offices - Auditorium, 5777 N. Meeker Avenue, Boise, Idaho on December 11, 2003 at 10:00 a.m., local time, and any adjourned or postponed sessions thereof, and to vote and act upon the matters on the reverse side in respect of all shares of Extended Systems Incorporated stock that the undersigned will be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

Attendance of the undersigned at the meeting or at any adjourned or postponed sessions thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at the meeting the intention of the undersigned to vote said shares in person. If the undersigned is not the registered direct holder of his or her shares, the undersigned must obtain appropriate documentation from the registered holder in order to be able to vote the shares in person. If the undersigned hold(s) any of the shares in fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THE PROXIES SHALL VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5, 6 AND 7.

In their discretion, the Proxy Holders are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.


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SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SEE REVERSE
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